Consolidated Statements of Comprehensive Income - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Revenues
Sales of goods	$ 116	$ 299	$ 224
Licensing revenue
Total revenue	116	299	224
Operating expenses
Research and development	7,377	6,677	7,874
General and administrative	6,006	4,125	5,428
Marketing			8
Cost of goods sold	58	138	149
Total operating expenses	13,441	10,940	13,459
Loss from operations	(13,325)	(10,641)	(13,235)
Other expense
Interest income	201	65	10
Finance costs	(18)	(18)	(204)
Operation lease interest expense	(20)
Loss before income taxes	163	(10,594)	(13,429)
Income tax provision (recovery)
Net loss	$ (13,162)	$ (10,594)	$ (13,429)
Basic and diluted loss per share	$ (0.19)	$ (0.18)	$ (0.26)
Weighted average number of common shares outstanding	68,845	60,466	52,648